UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 14, 2013
Date of Report (Date of earliest event reported)

CCOM Group, Inc.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 5.02 is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 14, 2013 and effective as of the close of business on February 15, 2013, Mr. William Pagano resigned as the Chief Executive Officer of CCOM Group, Inc. (the “Company”) and Mr. Michael Goldman was elected as Chief Executive Officer of the Company.

On February 15, 2013 the Company entered into a two-year consulting agreement with Mr. Pagano for a $60,000 annual fee.

Mr. Goldman has been a director of the Company since September 29, 2004 and was appointed Chairman of the Board on April 17, 2006. He continues to serve as Chairman of the Company in addition to his new position as Chief Executive Officer.

Mr. Goldman will continue to receive a $72,000 annual fee for serving as Chairman of the Board of Directors, consisting of an annual retainer of $68,000 and a fee of $1,000 for each meeting of the Board limited to $4,000 per annum. The fees are payable in advance in four equal quarterly installments.

Mr. Goldman has served as the Chief Executive Officer and Chairman of the Board of Directors of Goldman Associates of New York, Inc. (“Goldman Associates”) for more than five years and continues to serve in these positions. He is a Certified Public Accountant and holds a B.S. in Accounting from Brooklyn College and an M.B.A. in Management from Syracuse University. He is 74 years old.

On March 1, 2012, the Company borrowed $350,000 from Goldman Associates. Interest accrued on the loan at 4% per annum and the loan was repaid in full on May 16, 2012.

On May 17, 2012, the Company borrowed $500,000 from Goldman Associates. Interest accrued on the loan at 4% per annum and the loan was repaid in full on August 10, 2012.

On August 28, 2012, the Company borrowed $350,000 from Goldman Associates. On November 1, 2012, Goldman Associates assigned its rights under the $350,000 loan to Michael Goldman. Interest accrued on the loan at 4% per annum and the loan was repaid in full on November 21, 2012.

On October 24, 2012, the Company borrowed $350,000 from Goldman Associates. Interest accrues at 8% per annum and the loan is to be amortized in full in equal monthly installments commencing April 2013 and ending March 2018, applied first to accrued interest and then to principal.

On December 10, 2012, the Company borrowed $500,000 from Michael Goldman. Interest accrued on the loan at 4% per annum and the loan was repaid in full on January 31, 2013.

On February 1, 2013, the Company borrowed $500,000 from Michael Goldman at 4% per annum, repayable on May 1, 2013.

Certain of the borrowings by the Company referred to above were made pursuant to promissory notes that are incorporated as exhibits to this Report. The reference to Mr. Pagano’s consulting agreement is qualified in its entirety by the full text of the consulting agreement that is attached to this Report as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01	Form of Consulting Agreement, dated as of February 15, 2013, by and between CCOM Group, Inc. and William Pagano, filed herewith.

10.02
Promissory Note dated May 17, 2012 between CCOM Group, Inc. (formerly Colonial Commercial Corp.) and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.03 to the Company's Form 8-K filed on May 23, 2012.

10.03
Promissory Note dated August 28, 2012 between CCOM Group, Inc. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on August 31, 2012.

10.04
Form of Promissory Note, by CCOM Group, Inc. in favor of the Holder, dated as of October 24, 2012, incorporated herein by reference from Exhibit 10.04 to the Company's Form 8-K filed on October 30, 2012.

10.05	Form of Promissory Note dated December 10, 2012 between CCOM Group, Inc. and Michael Goldman, incorporated herein by reference from Exhibit 10.10 to the Company's Form 8-K filed on December 13, 2012.

10.06	Form of Promissory Note dated February 1, 2013 between CCOM Group, Inc. and Michael Goldman, incorporated herein by reference from Exhibit 10.06 to the Company's Form 8-K filed on January 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCOM GROUP, INC.
(Registrant)

Date: February 15, 2013	/s/William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01	Form of Consulting Agreement, dated as of February 15, 2013, by and between CCOM Group, Inc. and William Pagano, filed herewith.

10.02
Promissory Note dated May 17, 2012 between CCOM Group, Inc. (formerly Colonial Commercial Corp.) and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.03 to the Company's Form 8-K filed on May 23, 2012.

10.03
Promissory Note dated August 28, 2012 between CCOM Group, Inc. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on August 31, 2012.

10.04
Form of Promissory Note, by CCOM Group, Inc. in favor of the Holder, dated as of October 24, 2012, incorporated herein by reference from Exhibit 10.04 to the Company's Form 8-K filed on October 30, 2012.

10.05	Form of Promissory Note dated December 10, 2012 between CCOM Group, Inc. and Michael Goldman, incorporated herein by reference from Exhibit 10.10 to the Company's Form 8-K filed on December 13, 2012.

10.06	Form of Promissory Note dated February 1, 2013 between CCOM Group, Inc. and Michael Goldman, incorporated herein by reference from Exhibit 10.06 to the Company's Form 8-K filed on January 7, 2013.